Annual
Report


AUGUST 31, 1997


TEMPLETON CAPITAL
ACCUMULATOR FUND, INC.


[LOGO]
FRANKLIN TEMPLETON

[SEAL]


[PHOTO]
GARY P. MOTYL
Portfolio Manager
Templeton Capital Accumulator Fund, Inc.


CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

SHAREHOLDER LETTER




CONTENTS


Shareholder Letter .......................................................     1

Performance Summary ......................................................     6

Financial Highlights and
Statement of Investments .................................................     9

Financial Statements .....................................................    15

Notes to Financial
Statements ...............................................................    18

Independent Auditor's
Report ...................................................................    21

Tax Designation ..........................................................    22


Your Fund's Objective: The Templeton Capital Accumulator Fund seeks long-term capital growth by investing in a portfolio primarily composed of common stocks in various nations throughout the world.


Dear Shareholder:

We are pleased to bring you this annual report of the Templeton Capital Accumulator Fund, which covers the 12 months ended August 31, 1997.

MARKET OVERVIEW

During the reporting period, share prices around the world generally increased against a backdrop of lower inflation and interest rates. However, global financial markets experienced significant volatility, especially during the last few months of the period, as corporate earnings announcements, both positive and negative, were greeted with enormous upward and downward movements in global securities markets. U.S. Federal Reserve chairman Alan Greenspan uttered the words "virtually unbelievable" to characterize certain aspects of this period. Most investors would agree. After a seven-year U.S. economic expansion, with unemployment reaching a 23-year low, inflation an 11-year low, and consumer confidence a 27-year high, any investor could be forgiven for feeling that what was happening must be a dream. Within this environment, the Fund provided a cumulative total return of 25.06%, as shown in the

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/97

[PIE CHART]

Europe 45.8%
United States 18.2%
Asia 11.3%
Australia & New Zealand 5.8%
Latin America 4.9%
Canada 0.4%
Short Term Obligations & Other Net Assets 13.6%


Performance Summary on page 6, outperforming the Fund's benchmark, the Morgan Stanley Capital International(R) (MSCI) World Index, which posted a gain of 22.85% for the same period.

FUND ACTIVITY

Although both the Fund and the MSCI World Index are well-diversified across many countries and industries, there were significant differences in their holdings during the period. Most notably, the Fund was underweighted in the U.S. market compared to the index, which held back performance somewhat. As valuations such as price-to-earnings ratio and price-to-book value rose, it became increasingly difficult for us to find undervalued stocks in the U.S. In addition, several of our U.S. holdings appreciated to our sell-price targets and we removed them from the portfolio. However, we benefited from our larger weighting in Europe (where we felt prospects were strong and valuation levels were reasonable) and by our smaller position in the expensive but poorly performing Japanese market.

PORTFOLIO TURNOVER

During the period under review, several positions that we believed offered solid, long-term value were added to the Fund's portfolio. For example, we purchased shares in Storehouse Plc.,* a United Kingdom retailing firm with exposure to the apparel and specialty merchandising areas. Its shares had been under price pressure, along with the rest of the retailing sector, and we believed it had the potential for strong earnings growth over the next few years, as well as possible corporate restructuring moves. We initiated positions in New Holland NV, a Netherlands-based producer of agricultural equipment, and Industrial Credit & Investment Corp. of India, a company


*A complete listing of all stocks in the portfolio as of August 31, 1997 begins on page 10.

providing a broad range of business financing in that country. Its stock was selling at a low multiple of earnings, and we believed it would benefit from continuing growth in the Indian economy. In addition, we purchased shares of Banco Itau SA, a leading Brazilian bank, and 3Com Corp., a well-respected U.S. high technology company.

Because its shares had performed strongly over the past year and met our long-term price objective, we liquidated our holdings in American Express Co. during the reporting period. We also sold for a profit our position in Internatio-Mueller NV, a Netherlands-based health and personal care company. The share price of Banco Bilbao Vizcaya, a leading Spanish bank, rose sharply over the past year, and we sold our holdings because the stock looked expensive according to our valuation criteria.


TOP 10 INDUSTRIES
8/31/97

                                                                      % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Banking                                                                  10.0%

Telecommunications                                                        8.7%

Forest Products & Paper                                                   5.1%

Electrical & Electronics                                                  5.0%

Utilities - Electrical & Gas                                              4.3%

Transportation                                                            4.2%

Industrial Components                                                     4.0%

Energy Sources                                                            3.9%

Automobiles                                                               3.8%

Merchandising                                                             3.7%


LOOKING FORWARD

Because so many global stocks reached unusually high valuation levels during the reporting period, we have become increasingly selective and cautious. Still, there are many reasons we are optimistic about the long-term potential of global stock markets. The trend toward free and open capital, labor, and trade markets continues to grow throughout the world. In Europe, many companies have begun to make difficult restructuring decisions, and many European and Latin American governments have privatized poorly run, state-owned entities, leading to more reasonable allocations of resources and capital. And in Japan, the government has begun the process of freeing up its capital markets.

As you know, China regained sovereignty over Hong Kong on July 1, 1997. Some people believe this could ultimately mean an

TOP 10 HOLDINGS
8/31/97

COMPANY,                                                              % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Philips Electronics NV,
Electrical & Electronics,
Netherlands                                                               1.6%

Nokia AB, A,
Telecommunications, Finland                                               1.5%

Telefonica de Espana SA,
Telecommunications, Spain                                                 1.4%

Dayton-Hudson Corp.,
Merchandising, U.S.                                                       1.4%

Merita Ltd., A, Banking,
Finland                                                                   1.4%

Fiat SpA, Automobiles, Italy                                              1.3%

Societe Elf Aquitane SA,
Energy Sources, France                                                    1.3%

Svedala Industri, A,
Building Materials &
Components, Sweden                                                        1.2%

Bay Networks Inc.,
Data Processing &
Reproduction, U.S.                                                        1.2%

Pioneer International Ltd.,
Building Materials &
Components, Australia                                                     1.1%

For a complete list of portfolio holdings, please see page 10 of this report.


end to economic and personal freedoms there. We think this is unlikely, but developments following any major transfer of political power cannot be predicted. In our opinion, China's leaders are pragmatic, and are likely to use Hong Kong as a blueprint for a market economy, which could benefit its citizens immeasurably. While we expect problems to arise during this process, we are hopeful they will be overcome. Although Hong Kong is likely to undergo vast changes, what makes it special should remain the same. Under Chinese rule, the former British colony has the chance to become much more than just an important island state. Together, Hong Kong and China have the potential to become the largest economic superpower the world has ever known.

We see an important trend toward millions of individuals worldwide becoming shareholders via mutual funds, pension funds, and privatizations. As these individuals' net worth becomes tied to the implementation of sensible economic policies in their nations, they are more likely to vote for politicians who will support sound economic endeavors. Therefore, even though we know that bear markets will occur from time to time, we choose to regard them as temporary phenomena, and are optimistic about long-term opportunities for attractive global investment returns.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. All figures shown are as of August 31, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

As always, we remind our shareholders that investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund is invested, as well as currency and market volatility. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1,089% in the past 15 years, but has suffered 5 declines of more than 20% during that time.* Emerging markets are represented in the Fund's portfolio, and involve heightened risks associated with the same factors as well as those related to their relatively small size and lesser liquidity. These risks and other considerations are discussed in the Fund's prospectus.

We appreciate your support, and welcome any comments or suggestions you may have.

Sincerely,




/s/ Gary P. Motyl

Gary P. Motyl, CFA
President
Templeton Capital Accumulator Fund, Inc.


* Source: Bloomberg. Based on quarterly percentage change over 15 years, ended June 30, 1997.

PERFORMANCE SUMMARY


Templeton Capital Accumulator Fund reported a cumulative total return of 25.06% for the one-year period ended August 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the initial sales and creation charges. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 8, the Fund has delivered a cumulative total return of more than 160% since its inception on March 1, 1991.

The price of the Fund's shares increased $1.89, from $9.08 on August 31, 1996, to $10.97 on August 31, 1997. During this time, shareholders received distributions of 18.0 cents ($0.18) per share in dividend income, 2.0 cents ($0.02) per share in short-term capital gains, and 12.0 cents ($0.12) per share in long-term capital gains. Of course, distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 7 compares the performance of the Templeton Capital Accumulator Fund since inception with that of the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the


Past performance is not predictive of future results.

stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index
(CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because, among other things, an index is not managed according to any investment strategy, includes no sales and creation charges or management expenses, and does not contain cash (the Fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index nor is an index representative of the Fund's portfolio.


                         TOTAL RETURN INDEX COMPARISION
                     $10,000 Investment (3/1/91 - 8/31/97)

           Templeton Capital  MSCI World
           Accumulator Fund*   Index**       CR***
3/1/91         $10,000        $10,000        $10,000
3/91            $9,960         $9,707        $10,015
4/91           $10,050         $9,784        $10,029
5/91           $10,249        $10,008        $10,059
6/91            $9,841         $9,391        $10,089
7/91           $10,299         $9,837        $10,104
8/91           $10,378         $9,807        $10,133
9/91           $10,408        $10,066        $10,178
10/91          $10,441        $10,231        $10,193
11/91          $10,219         $9,787        $10,222
12/91          $10,700        $10,501        $10,230
1/92           $10,944        $10,308        $10,245
2/92           $11,096        $10,132        $10,282
3/92           $11,005         $9,657        $10,334
4/92           $11,238         $9,793        $10,349
5/92           $11,613        $10,184        $10,363
6/92           $11,349         $9,844        $10,401
7/92           $11,268         $9,872        $10,423
8/92           $11,106        $10,114        $10,453
9/92           $11,076        $10,022        $10,482
10/92          $10,945         $9,753        $10,519
11/92          $11,079         $9,930        $10,534
12/92          $11,411        $10,012        $10,527
1/93           $11,557        $10,047        $10,579
2/93           $11,953        $10,286        $10,616
3/93           $12,474        $10,885        $10,654
4/93           $12,776        $11,391        $10,683
5/93           $13,234        $11,656        $10,698
6/93           $13,151        $11,560        $10,713
7/93           $13,380        $11,800        $10,712
8/93           $14,339        $12,343        $10,742
9/93           $14,318        $12,117        $10,764
10/93          $15,027        $12,452        $10,809
11/93          $14,635        $11,750        $10,817
12/93          $15,921        $12,327        $10,816
1/94           $17,093        $13,143        $10,846
2/94           $16,752        $12,974        $10,884
3/94           $16,006        $12,417        $10,921
4/94           $16,198        $12,803        $10,936
5/94           $16,389        $12,838        $10,943
6/94           $15,889        $12,805        $10,980
7/94           $16,603        $13,051        $11,009
8/94           $17,274        $13,446        $11,054
9/94           $16,944        $13,095        $11,084
10/94          $17,158        $13,470        $11,092
11/94          $16,540        $12,888        $11,106
12/94          $16,348        $13,015        $11,106
1/95           $16,045        $12,823        $11,150
2/95           $16,393        $13,012        $11,195
3/95           $16,639        $13,642        $11,232
4/95           $17,076        $14,119        $11,269
5/95           $17,603        $14,243        $11,291
6/95           $17,749        $14,241        $11,314
7/95           $18,320        $14,957        $11,313
8/95           $17,861        $14,626        $11,344
9/95           $18,275        $15,055        $11,366
10/95          $17,837        $14,821        $11,403
11/95          $18,212        $15,338        $11,402
12/95          $18,768        $15,790        $11,395
1/96           $19,169        $16,078        $11,462
2/96           $19,455        $16,179        $11,499
3/96           $19,753        $16,451        $11,558
4/96           $20,624        $16,841        $11,603
5/96           $20,876        $16,858        $11,625
6/96           $20,899        $16,947        $11,632
7/96           $20,166        $16,351        $11,655
8/96           $20,807        $16,542        $11,677
9/96           $21,105        $17,193        $11,714
10/96          $21,410        $17,316        $11,751
11/96          $22,522        $18,289        $11,774
12/96          $23,080        $18,000        $11,774
1/97           $23,530        $18,219        $11,811
2/97           $23,673        $18,432        $11,846
3/97           $23,744        $18,071        $11,882
4/97           $23,744        $18,665        $11,893
5/97           $25,001        $19,820        $11,881
6/97           $26,235        $20,811        $11,893
7/97           $27,373        $21,773        $11,905
8/97           $26,021        $20,320        $11,929

___ Templeton Capital   MSCI World Index**   ----- CR***
    Accumulator Fund*


                                                                         SINCE
                                                                       INCEPTION
                                                1-YEAR      5-YEAR      (3/1/91)
--------------------------------------------------------------------------------
Average Annual Total Return****                 25.06%      18.60%       15.84%

* Represents the change in value of an investment over the period shown, assuming reinvestment of dividends and capital gains. This was a period of generally rising security prices.

** Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

*** Source: U.S. Bureau of Labor Statistics (9/30/97).

**** Please see table on page 8.


Past performance is not predictive of future results.

TEMPLETON CAPITAL ACCUMULATOR FUND
Periods ended 8/31/97

                                                                         SINCE
                                                                       INCEPTION
                                            1-YEAR        5-YEAR        (3/1/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   25.06%       134.65%        160.21%
Average Annual Total Return(2)               25.06%        18.60%         15.84%
Value of $10,000 Investment(3)             $12,506       $23,465        $26,021

                              8/31/93    8/31/94    8/31/95    8/31/96   8/31/97
--------------------------------------------------------------------------------
One-Year Total Return(4)       29.11%     20.64%     3.40%      16.50%    25.06%


1. Cumulative total returns represent the change in value of an investment over the periods indicated, and do not include any sales and creation charges.

2. Average annual total returns represent the average annual change in value of an investment over the indicated periods.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods.

4. One-year total returns represent the change in value of an investment over the periods ended on the dates indicated.

All calculations assume reinvestment of dividends and capital gains at net asset value. Calculations do not include the effect of paying sales and creation charges applicable to purchases of Fund shares through Templeton Capital Accumulation Plans, which may vary as discussed in the Plan's prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plan's prospectus for information regarding applicable charges. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses, which increases total return to shareholders. If the manager had not taken this action, the Fund's total returns would have been lower. After December 31, 1997, this agreement may end at any time, upon notice to the Fund's Board of Directors.


Past performance is not predictive of future results.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Highlights

                                                                             YEAR ENDED AUGUST 31,
                                                        ----------------------------------------------------------------
                                                          1997          1996          1995          1994          1993
                                                        ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year...................     $ 9.08         $7.97         $8.10         $6.87         $5.48
                                                        ----------------------------------------------------------------
Income from investment operations:
 Net investment income...............................        .18           .19           .14           .09           .10
 Net realized and unrealized gains...................       2.03          1.10           .12          1.30          1.44
                                                        ----------------------------------------------------------------
Total from investment operations.....................       2.21          1.29           .26          1.39          1.54
                                                        ----------------------------------------------------------------
Less distributions:
 Dividends from net investment income................       (.18)         (.15)         (.10)         (.07)         (.10)
 Distributions from net realized gains...............       (.14)         (.03)         (.29)         (.09)         (.05)
                                                        ----------------------------------------------------------------
Total distributions..................................       (.32)         (.18)         (.39)         (.16)         (.15)
                                                        ----------------------------------------------------------------
Net asset value, end of year.........................     $10.97         $9.08         $7.97         $8.10         $6.87
                                                        ================================================================
Total return.........................................     25.06%        16.50%         3.40%        20.64%        29.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)......................   $172,683      $108,019       $65,538       $38,323       $18,365
Ratios to average net assets:
 Expenses............................................      1.13%         1.16%         1.34%         1.58%         1.91%
 Expenses, net of reimbursement......................      1.00%         1.00%         1.00%         1.00%         1.00%
 Net investment income...............................      2.00%         2.56%         2.37%         1.58%         1.99%
Portfolio turnover rate..............................      7.43%        11.08%        12.91%        15.25%        14.97%
Average commission rate paid*........................     $.0110        $.0210            --            --            --

+Per share amounts for all periods prior to August 31, 1996 have been restated
 to reflect a 2-for-1 stock split effective March 27, 1996.
*Relates to purchases and sales of equity securities. Prior to fiscal year end
 1996, disclosure of average commission rate was not required.

                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997

                                                                     COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS 83.9%
APPLIANCES & HOUSEHOLD DURABLES 2.3%
Electrolux AB, B................................................      Sweden               22,250         $  1,581,740
Fisher & Paykel Ltd.............................................   New Zealand            200,200              671,464
Merloni Elettrodomestici SpA....................................      Italy               147,100              522,426
Sony Corp.......................................................      Japan                14,600            1,268,515
                                                                                                          ------------
                                                                                                             4,044,145
                                                                                                          ------------
AUTOMOBILES 3.8%
Ciadea SA.......................................................    Argentina              35,200               90,535
Fiat SpA........................................................      Italy               742,500            2,278,242
Ford Motor Co...................................................  United States            24,000            1,032,000
General Motors Corp.............................................  United States            20,000            1,255,000
Volvo AB, B.....................................................      Sweden               71,000            1,820,651
                                                                                                          ------------
                                                                                                             6,476,428
                                                                                                          ------------
BANKING 9.4%
ABN Amro NV.....................................................   Netherlands             60,000            1,177,860
Australia & New Zealand Banking Group Ltd.......................    Australia             200,000            1,438,151
Bank of Montreal................................................      Canada               10,000              381,748
Bankinter SA....................................................      Spain                22,500            1,141,090
Banque Nationale de Paris.......................................      France               28,000            1,193,902
Barclays Plc....................................................  United Kingdom           22,100              505,862
BPI Socieda de Gestora de Participacoes Socias SA...............     Portugal              25,171              494,894
Fokus Bank AS...................................................      Norway              100,000              782,326
Foreningssparbanken AB, A.......................................      Sweden               85,000            1,845,152
Foreningssparbanken AB, A, 144A.................................      Sweden               51,800            1,124,457
HSBC Holdings Plc...............................................    Hong Kong              55,200            1,681,037
Korea Long Term Credit Bank.....................................   South Korea              9,476              108,320
Merita Ltd., A..................................................     Finland              600,000            2,348,488
NationsBank Corp................................................  United States            11,600              688,750
*Philippine National Bank.......................................   Philippines            118,083              514,591
PT Bank Bali, fgn...............................................    Indonesia             190,000              288,364
PT Bank Pan Indonesia TBK.......................................    Indonesia             420,300              133,638
*PT Bank Pan Indonesia TBK, wts.................................    Indonesia              60,042                4,455
Thai Farmers Bank Public Co. Ltd., fgn..........................     Thailand             100,000              286,634
                                                                                                          ------------
                                                                                                            16,139,719
                                                                                                          ------------
BROADCASTING & PUBLISHING 0.2%
News Corp. Ltd..................................................    Australia              70,000              315,599
                                                                                                          ------------
BUILDING MATERIALS & COMPONENTS 2.6%
Pioneer International Ltd.......................................    Australia             575,815            1,939,028
Siam City Cement, fgn...........................................     Thailand             120,000              400,117
Svedala Industri, A.............................................      Sweden              100,000            2,158,072
                                                                                                          ------------
                                                                                                             4,497,217
                                                                                                          ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
BUSINESS & PUBLIC SERVICES 2.8%
Esselte AB, B...................................................      Sweden               40,000         $  1,030,797
Lex Service Plc.................................................  United Kingdom          165,000            1,184,511
Societe Generale de Surveillance Holdings Ltd., br..............   Switzerland                460              831,446
Waste Management Inc............................................  United States            18,000              576,000
Wheelabrator Technologies Inc...................................  United States            76,000            1,192,250
                                                                                                          ------------
                                                                                                             4,815,004
                                                                                                          ------------
CHEMICALS 3.3%
Akzo Nobel NV...................................................   Netherlands              7,500            1,163,100
Courtaulds Plc..................................................  United Kingdom          150,000              764,475
Great Lakes Chemical Corp.......................................  United States            22,000            1,023,000
Rhone-Poulenc SA, A.............................................      France               46,000            1,687,267
Solvay SA.......................................................     Belgium               20,000            1,116,404
                                                                                                          ------------
                                                                                                             5,754,246
                                                                                                          ------------
CONSTRUCTION & HOUSING 0.5%
Redland Plc.....................................................  United Kingdom          164,000              770,714
                                                                                                          ------------
DATA PROCESSING & REPRODUCTION 1.7%
*3com Corp......................................................  United States            17,000              848,937
*Bay Networks Inc...............................................  United States            59,000            2,087,125
                                                                                                          ------------
                                                                                                             2,936,062
                                                                                                          ------------
ELECTRICAL & ELECTRONICS 5.0%
ABB AG, br......................................................   Switzerland                652              960,750
Alcatel Alsthom Cie Generale D'Electricite SA...................      France                6,661              815,874
GP Batteries International Ltd..................................    Singapore              56,000              151,902
Hitachi Ltd.....................................................      Japan               165,000            1,515,515
Matsushita Electric Industrial Co. Ltd..........................      Japan                99,000            1,818,618
Motorola Inc....................................................  United States            10,000              733,750
Philips Electronics NV..........................................   Netherlands             37,940            2,701,067
                                                                                                          ------------
                                                                                                             8,697,476
                                                                                                          ------------
ELECTRONIC COMPONENTS & INSTRUMENTS 0.9%
Intel Corp......................................................  United States            16,000            1,474,000
                                                                                                          ------------
ENERGY SOURCES 3.9%
Norsk Hydro AS..................................................      Norway               20,000            1,083,221
Saga Petroleum AS, B............................................      Norway               49,070              944,954
Societe Elf Aquitane SA.........................................      France               20,000            2,222,515
Total SA, B.....................................................      France               13,000            1,217,774
YPF Sociedad Anonima, ADR.......................................    Argentina              37,500            1,221,094
                                                                                                          ------------
                                                                                                             6,689,558
                                                                                                          ------------
FINANCIAL SERVICES 1.7%
Axa SA..........................................................      France               21,257            1,354,328
Industrial Credit & Inv. Corp. of India, GDR, 144A..............      India                44,500              617,438
Onbancorp Inc...................................................  United States            18,000              936,000
                                                                                                          ------------
                                                                                                             2,907,766
                                                                                                          ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
FOOD & HOUSEHOLD PRODUCTS 0.3%
IBP Inc.........................................................  United States            23,000         $    527,563
                                                                                                          ------------
FOREST PRODUCTS & PAPER 5.1%
Asia Pulp & Paper Co. Ltd., ADR.................................    Indonesia              45,000              582,187
Boise Cascade Corp..............................................  United States            14,000              553,875
Enso OY, R......................................................     Finland               70,400              613,209
Georgia-Pacific Corp............................................  United States            16,000            1,460,000
Hansol Paper Co. Ltd., GDS......................................   South Korea             22,373              296,442
International Paper Co..........................................  United States            26,000            1,371,500
Mayr-Melnhof Karton AG..........................................     Austria               11,000              633,125
Mo Och Domsjoe AB, B............................................      Sweden               17,000              561,099
Portucel Industrial Empresa Product Celulose, ADR, 144A.........     Portugal              49,100              368,552
*PT Inti Indorayon Utama, fgn...................................    Indonesia             450,000              159,359
*Shorewood Packaging Corp.......................................  United States            27,500              594,688
Stora Kopparbergs Bergslags AB, B...............................      Sweden               90,000            1,405,286
Unipapel SA.....................................................      Spain                12,000              260,989
                                                                                                          ------------
                                                                                                             8,860,311
                                                                                                          ------------
HEALTH & PERSONAL CARE 3.0%
Astra AB, B.....................................................      Sweden               53,333              805,675
Medeva Plc......................................................  United Kingdom           58,500              208,560
Novartis AG.....................................................   Switzerland                853            1,208,214
Nycomed ASA, B..................................................      Norway               72,000            1,314,308
Windmere-Durable Holdings Inc...................................  United States            90,000            1,710,000
                                                                                                          ------------
                                                                                                             5,246,757
                                                                                                          ------------
INDUSTRIAL COMPONENTS 4.0%
BTR Plc.........................................................  United Kingdom          465,000            1,642,710
Exide Corp......................................................  United States            40,500              845,437
Flowserve Corp..................................................  United States            39,021            1,375,483
Goodyear Tire & Rubber Co.......................................  United States            23,000            1,417,375
*Granges AB.....................................................      Sweden               11,125              166,648
SKF AB, B.......................................................      Sweden               55,000            1,487,166
                                                                                                          ------------
                                                                                                             6,934,819
                                                                                                          ------------
INSURANCE 3.7%
Aegon NV........................................................   Netherlands             17,500            1,300,123
American International Group Inc................................  United States            15,375            1,451,016
Ing Groep NV....................................................   Netherlands             32,500            1,415,129
Skandia Foersaekrings AB, free..................................      Sweden               35,000            1,355,143
Swiss Reinsurance Co............................................   Switzerland                605              803,279
                                                                                                          ------------
                                                                                                             6,324,690
                                                                                                          ------------
MACHINERY & ENGINEERING 2.1%
New Holland NV..................................................   Netherlands             51,100            1,373,313
SIG Schweizerische Industrie-Gesell, br.........................   Switzerland                500            1,444,650
VA Technologie AG...............................................     Austria                4,000              732,097
                                                                                                          ------------
                                                                                                             3,550,060
                                                                                                          ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
MERCHANDISING 3.7%
Burton Group Plc................................................  United Kingdom          375,000         $    752,018
Dairy Farm International Holdings Ltd...........................    Hong Kong             450,000              378,000
Dayton-Hudson Corp..............................................  United States            42,000            2,394,000
*K Mart Corp....................................................  United States            60,000              832,500
Robinson Depart. Store Public Co. Ltd., fgn.....................     Thailand             137,800               32,243
Sa des Galeries Lafayette.......................................      France                  898              326,723
Storehouse Plc..................................................  United Kingdom          455,800            1,684,072
                                                                                                          ------------
                                                                                                             6,399,556
                                                                                                          ------------
METALS & MINING 1.6%
Pechiney SA, A..................................................      France               34,000            1,468,770
RGC Ltd.........................................................    Australia             200,000              566,143
Vale do Rio Doce, ADR...........................................      Brazil               31,000              721,393
                                                                                                          ------------
                                                                                                             2,756,306
                                                                                                          ------------
MISC MATERIALS & COMMODITIES 0.4%
Golden Hope Plantations Bhd., fgn...............................     Malaysia             498,000              654,064
                                                                                                          ------------
MULTI-INDUSTRY 2.7%
Cheung Kong Holdings Ltd........................................    Hong Kong             160,000            1,693,012
Hicom Holdings Bhd..............................................     Malaysia             414,300              561,138
Hutchison Whampoa Ltd...........................................    Hong Kong             101,500              844,796
Jardine Matheson Holdings Ltd. (Singapore)......................    Hong Kong              62,336              436,352
Metro Pacific Corp. MDI.........................................   Philippines          2,667,000              361,000
Saha Union Public Co. Ltd., fgn.................................     Thailand              96,900               56,683
Swire Pacific Ltd., A...........................................    Hong Kong              85,000              649,881
Swire Pacific Ltd., B...........................................    Hong Kong             100,000              143,880
                                                                                                          ------------
                                                                                                             4,746,742
                                                                                                          ------------
REAL ESTATE 1.2%
Beacon Properties Corp..........................................  United States            24,000              864,000
*Catellus Development Corp......................................  United States            50,000              962,500
PT Jaya Properties, fgn.........................................    Indonesia             250,000              168,634
                                                                                                          ------------
                                                                                                             1,995,134
                                                                                                          ------------
TELECOMMUNICATIONS 8.1%
*Asia Satellite Telecommunicatons Hldgs. Ltd....................    Hong Kong             215,000              599,264
British Telecommunications Plc..................................  United Kingdom          174,000            1,126,465
Compania De Telecomunicaciones De Chile SA, Spons. ADR..........      Chile                19,125              574,945
*Digital Telecommunications Philippines Inc.....................   Philippines            407,000               30,636
Jasmine International Public Co. Ltd., fgn......................     Thailand             400,000              312,957
Nokia AB, A.....................................................     Finland               34,500            2,665,892
Philippine Long Distance Telephone Co...........................   Philippines             30,000              762,628
Telecom Argentina Stet France SA, ADR...........................    Argentina              49,200            1,359,150
Telecom Italia SpA..............................................      Italy               297,100            1,736,204
Telefonica de Argentina SA, B, ADR..............................    Argentina              36,600            1,269,562
Telefonica de Espana SA.........................................      Spain                95,500            2,474,905
Telefonos de Mexico SA, L, ADR..................................      Mexico               25,000            1,146,875
                                                                                                          ------------
                                                                                                            14,059,483
                                                                                                          ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
TEXTILES & APPAREL 1.5%
Dawson International Plc........................................  United Kingdom          265,000         $    322,076
Kellwood Co.....................................................  United States            30,500            1,101,813
PT Indorama Synthetics, fgn.....................................    Indonesia             793,440              428,163
Shaw Industries Inc.............................................  United States            73,000              816,688
                                                                                                          ------------
                                                                                                             2,668,740
                                                                                                          ------------
TRANSPORTATION 3.5%
Brambles Industries Ltd.........................................    Australia              70,000            1,379,331
Cathay Pacific Airways Ltd......................................    Hong Kong             150,000              244,854
Guangshen Railway Co. Ltd., ADR.................................      China                37,000              788,563
Kvaerner Industrier AS, A.......................................      Norway               24,000            1,277,398
Qantas Airways Ltd., ADR, 144A..................................    Australia              65,000            1,418,300
Unitor AS.......................................................      Norway               70,000              982,923
                                                                                                          ------------
                                                                                                             6,091,369
                                                                                                          ------------
UTILITIES ELECTRICAL & GAS 4.3%
British Energy Ltd..............................................  United Kingdom          325,000              903,231
Endesa-Empresa Nacional de Electricidad SA......................      Spain                49,200              990,972
Evn Energie-Versorgung Niederoesterreich AG.....................     Austria                4,800              572,576
Iberdrola SA....................................................      Spain               135,000            1,514,565
Korea Electric Power Corp.......................................   South Korea             20,000              522,992
Nova Corp.......................................................      Canada               36,200              306,371
Public Service Co. of New Mexico................................  United States            70,000            1,277,500
VEBA AG.........................................................     Germany               26,000            1,362,282
                                                                                                          ------------
                                                                                                             7,450,489
                                                                                                          ------------
WHOLESALE & INTERNATIONAL TRADE 0.6%
Brierley Investments Ltd........................................   New Zealand          1,200,000            1,027,273
                                                                                                          ------------
TOTAL COMMON STOCKS AND WARRANTS (COST $103,785,575)............                                           144,811,290
                                                                                                          ------------
PREFERRED STOCKS 2.5%
Banco Itau SA, pfd..............................................      Brazil            1,800,000            1,032,341
Concessioni e Costruzioni Autostrade SpA, B, pfd................      Italy               490,000            1,161,545
News Corp. Ltd., pfd............................................    Australia             312,000            1,190,577
Telecomunicacoes Brasileiras SA, ADR, pfd.......................      Brazil                8,427              994,386
                                                                                                          ------------
TOTAL PREFERRED STOCKS (COST $3,261,496)........................                                             4,378,849
                                                                                                          ------------

                                                                                       PRINCIPAL
                                                                                       AMOUNT**
                                                                                      -----------
SHORT TERM OBLIGATIONS 13.9% (COST $24,002,528)
U.S. Treasury Bills, 4.90% to 5.16% with maturities to
  11/20/97......................................................  United States       $24,174,000           24,013,137
                                                                                                          ------------
TOTAL INVESTMENTS (COST $131,049,599) 100.3%....................                                           173,203,276
OTHER ASSETS, LESS LIABILITIES (0.3%)...........................                                              (519,983)
                                                                                                          ------------
TOTAL NET ASSETS 100.0%.........................................                                          $172,683,293
                                                                                                          ============

*Non-income producing.
**Securities traded in U.S. dollars.

                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

Assets:
 Investments in securities, at value (cost $131,049,599).............................  $173,203,276
 Cash................................................................................        19,485
 Receivables:
  Capital shares sold................................................................        26,983
  Dividends and other................................................................       433,847
                                                                                       ------------
     Total assets....................................................................   173,683,591
                                                                                       ------------
Liabilities:
 Payables:
  Investment securities purchased....................................................       818,852
  Capital shares redeemed............................................................        11,374
 Accrued expenses....................................................................       170,072
                                                                                       ------------
     Total liabilities...............................................................     1,000,298
                                                                                       ------------
      Net assets, at value...........................................................  $172,683,293
                                                                                       ============
Net assets consist of:
 Undistributed net investment income.................................................  $  2,504,819
 Net unrealized appreciation.........................................................    42,153,677
 Accumulated net realized gain.......................................................     2,215,714
 Capital shares......................................................................   125,809,083
                                                                                       ------------
     Net assets, at value............................................................  $172,683,293
                                                                                       ============
 Net asset value per share ($172,683,293 / 15,747,924 shares outstanding)............        $10.97
                                                                                       ============

                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1997

Investment income:
(net of $355,671 foreign taxes withheld)
 Dividends................................................................   $3,247,021
 Interest.................................................................    1,037,588
                                                                             ------------
     Total investment income..............................................                 $ 4,284,609
Expenses:
 Management fees (Note 3).................................................    1,072,883
 Administrative fees (Note 3).............................................      214,577
 Custodian fees...........................................................       56,720
 Reports to shareholders..................................................      190,840
 Registration and filing fees.............................................       32,372
 Professional fees (Note 3)...............................................       24,406
 Directors' fees and expenses.............................................       13,837
 Other....................................................................        4,112
                                                                             ------------
     Total expenses.......................................................    1,609,747
 Less expenses reimbursed (Note 3)........................................     (184,371)
                                                                             ------------
     Total expenses less reimbursement....................................                   1,425,376
                                                                                           ------------
      Net investment income...............................................                   2,859,233
                                                                                           ============
Realized and unrealized gains:
 Net realized gain from:
  Investments.............................................................    2,261,454
  Foreign currency transactions...........................................       16,426
                                                                             ------------
 Net realized gain........................................................                   2,277,880
 Net unrealized appreciation on investments...............................                  25,677,851
                                                                                           ------------
Net realized and unrealized gain..........................................                  27,955,731
                                                                                           ------------
Net increase in net assets resulting from operations......................                 $30,814,964
                                                                                           ============

                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1997 AND 1996

                                                                           1997               1996
                                                                       -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income............................................... $  2,859,233       $  2,240,768
  Net realized gain from investments and foreign currency
    transactions......................................................    2,277,880          1,998,603
  Net unrealized appreciation on investments..........................   25,677,851          8,686,029
                                                                       -------------------------------
      Net increase in net assets resulting from operations............   30,814,964         12,925,400
 Distributions to shareholders from:
  Net investment income...............................................   (2,272,093)        (1,315,933)
  Net realized gain...................................................   (1,748,572)          (285,372)
 Capital share transactions (Note 2)..................................   37,870,430         31,156,843
                                                                       -------------------------------
      Net increase in net assets......................................   64,664,729         42,480,938
Net assets:
 Beginning of year....................................................  108,018,564         65,537,626
                                                                       -------------------------------
 End of year.......................................................... $172,683,293       $108,018,564
                                                                       ===============================
Undistributed net investment income included in net assets:
 Beginning of year.................................................... $  1,917,679       $  1,017,645
                                                                       ===============================
 End of year.......................................................... $  2,504,819       $  1,917,679
                                                                       ===============================

                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long term capital growth by investing in a portfolio primarily composed of common stocks in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (cont.)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  CAPITAL SHARES

Effective March 27, 1996, the shares of the Fund were split on a 2-for-1 basis. All previously reported per share data for the Fund have been restated to give effect to the split.

At August 31, 1997, there were 100 million shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                YEAR ENDED AUGUST 31,
                                                                 --------------------------------------------------
                                                                       1997                               1996
                                                            -------------------------------------------------------------
                                                              SHARES         AMOUNT              SHARES         AMOUNT
                                                            -------------------------------------------------------------
Shares sold................................................  4,160,931    $ 41,490,628          2,871,022    $ 34,173,284
Shares issued on reinvestment of distributions.............    438,969       4,009,606            101,200       1,600,666
Shares issued on 2-for-1 stock split.......................         --              --          5,209,444              --
Shares redeemed............................................   (751,000)     (7,629,804)          (393,813)     (4,617,107)
                                                            -------------------------------------------------------------
Net increase...............................................  3,848,900    $ 37,870,430          7,787,853    $ 31,156,843
                                                            =============================================================

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Councel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund.
The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
         FEE RATE                   AVERAGE-DAILY NET ASSETS
        ------------------------------------------------------------------
           0.15%      First $200 million
          0.135%      Over $200 million, up to and including $700 million
           0.10%      Over $700 million, up to and including $1.2 billion
          0.075%      Over $1.2 billion

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (cont.)

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
TICI and FT Services agreed in advance to waive management fees and assume payment of other expenses that exceed a total of 1% of the Fund's average daily net assets, as reported in the Statement of Operations.

During the year ended August 31, 1997, legal fees of $5,407 were paid to a law firm in which an officer of the Fund is a partner.

4.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1997 aggregated $36,994,528 and $9,115,434, respectively.

5.  INCOME TAXES

The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes, was as follows:

        Unrealized appreciation............  $ 46,516,541
        Unrealized depreciation............    (4,362,864)
                                             --------------
        Net unrealized appreciation........  $ 42,153,677
                                             ==============

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Capital Accumulator Fund, Inc. as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Capital Accumulator Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN, LLP

New York, New York
September 26, 1997

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $2,200,000 as a capital gain dividend for the fiscal year ended August 31, 1997.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 15.06% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1997.

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LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP


GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES

Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FOR CORPORATIONS

Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


* Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

*** Portfolio of insured municipal securities.

+ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

09/97.1

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PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus for the Templeton Capital Accumulator Fund, Inc., which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLCAP A97 10/97                                 [LOGO] PRINTED ON RECYCLED PAPER